CONSENT AND LETTER OF TRANSMITTAL

                               CONSOLTEX INC.
                                    and
                            CONSOLTEX (USA) INC.

                          Offer to Exchange their
             11% Senior Subordinated Pay-in-Kind Notes due 2009
                                  or their
        11% Senior Subordinated Pay-in-Kind Notes due 2009 and Cash
                    for any and all of their outstanding
              11% Series B Senior Subordinated Notes due 2003
                          (CUSIP No. 210305 AB 4)
           and Solicitation of Consents to Proposed Waivers Under
                      and Amendments to the Indenture
       Governing the 11% Series B Senior Subordinated Notes due 2003

              Pursuant to the Confidential Offering Circular
                    and Consent Solicitation Statement
                           Dated January 10, 2002

-------------------------------------------------------------------------------
THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 30, 2002, UNLESS EXTENDED OR EARLIER TERMINATED.
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
FEBRUARY 8, 2002, UNLESS EXTENDED OR EARLIER TERMINATED.
-------------------------------------------------------------------------------




         This Consent and Letter of Transmittal relates to the offer (the "Exchange Offer") by Consoltex Inc. and Consoltex (USA) Inc. (together, the "Issuers") to exchange, at the Holder's election, either (1) $935 principal amount of their 11% Senior Subordinated Pay-in-Kind Notes due 2009 (the "New Notes") for each $1,000 principal amount of their outstanding 11% Series B Senior Subordinated Notes due 2003 (the "Existing Notes"), and $55 principal amount of New Notes for all of the accrued but unpaid interest on the Existing Notes through the date of the Exchange Offer ("Option 1"), or
(2) $573.63 principal amount of New Notes and $46.38 in cash for each $1,000 principal amount of Existing Notes, and $33.74 principal amount of New Notes for all of the accrued but unpaid interest on the Existing Notes through the date of the Exchange Offer ("Option 2," and, together with Option 1, the "Exchange Offer Consideration Options"). In connection with the Exchange Offer, the Issuers also are soliciting consents (the "Consent Solicitation") from Holders to certain waivers under and amendments to the indenture governing the Existing Notes (the "Proposed Waivers and Amendments"). The Exchange Offer and Consent Solicitation are made on the terms and subject to the conditions set forth in the enclosed Offering Circular and Consent Solicitation Statement dated January 10, 2002 (the "Offering Circular") and this Consent and Letter of Transmittal. Capitalized terms used but not defined herein have the meanings assigned to them in the Offering


                                              Circular.
                      The Exchange Agent for the Exchange Offer and Consent Solicitation is:
                                           U.S. Bank, N.A.

     By Hand and Overnight Courier:            By Registered or Certified Mail:                    By Facsimile:
    180 East Fifth Street, 4th Floor           180 East Fifth Street, 4th Floor                   (651) 244-8600
          Saint Paul, MN 55101                       Saint Paul, MN 55101
        Attn: Default Processing                   Attn: Default Processing
                                                                                             To Confirm by Telephone:
                                                                                             (800) 934-6802, option 5


         DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.




         This Consent and Letter of Transmittal need not be completed if
(1) the Existing Notes are being tendered by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer and Consent Solicitation--Procedures for Tendering Existing Notes and Delivering Consents," and (2) an "Agent's Message" is delivered to the Exchange Agent.

         THE INSTRUCTIONS ACCOMPANYING THIS CONSENT AND LETTER OF
TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED. If Existing Notes being tendered are registered in different names, a separate Consent and Letter of Transmittal must be submitted for each registered owner. See Instruction 4.

         To properly complete this Consent and Letter of Transmittal, a Holder must (1) complete the box entitled "Description of Existing Notes,"
(2) if appropriate, check and complete the box relating to Special Issuance Instructions and Special Delivery Instructions, (3) select one of the Exchange Offer Consideration Options in the box relating to the Exchange Offer Consideration Election, (4) sign this Consent and Letter of Transmittal, (5) complete Substitute Form W-9 and (6) follow the Instructions hereto.

         Consummation of the Exchange Offer is conditioned upon, among other things: (1) receipt of the Minimum Consent and the Minimum Tender,
(2) execution and delivery of the Supplemental Indenture, (3) execution of the Proposed New Credit Facility and (4) other customary conditions. See the section of the Offering Circular entitled "The Exchange Offer and Consent Solicitation--Conditions to the Exchange Offer."

         To tender your Existing Notes in the Exchange Offer, you must also consent to the Proposed Waivers and Amendments. Holders who validly tender Existing Notes pursuant to the Exchange Offer will be deemed to have delivered their Consent to the Proposed Waivers and Amendments with respect to the Existing Notes tendered. Similarly, to deliver a Consent to the Proposed Waivers and Amendments, you must tender your Existing Notes.

         Existing Notes tendered prior to the Consent Time may be withdrawn (and the related Consents thereby revoked) at any time at or prior to the Consent Time, but not thereafter. Existing Notes tendered after the Consent Time may be withdrawn (and the related Consents thereby revoked) at any time at or prior to the Expiration Time. A previously delivered Consent may be revoked only by withdrawing the tender of the Existing Notes to which such Consent relates in accordance with the procedures set forth in the Offering Circular and this Consent and Letter of Transmittal. A valid withdrawal of a previous tender of Existing Notes will be deemed to revoke the related Consent.

         This Consent and Letter of Transmittal is to be completed by a Holder of Existing Notes if a tender is to be made by (1) physical delivery to the Exchange Agent of certificates evidencing Existing Notes being tendered or (2) book-entry delivery to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer and Consent Solicitation--Procedures for Tendering Existing Notes and Delivering Consents," but only if an Agent's Message is not delivered through DTC's Automated Tender Offer Program ("ATOP"). Tenders by book-entry transfer also may be made through ATOP. DTC participants that are accepting the Exchange Offers and Consent Solicitation must transmit their acceptance to DTC through ATOP. When transmitting their acceptance through DTC's ATOP system, the DTC participant must separately specify the Exchange Offer Consideration Option being elected with respect to such Existing Notes. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC also will send an Agent's Message to the Exchange Agent for its acceptance. The Agent's Message will state that DTC has received an express acknowledgment from the tendering Holder of Existing Notes, which acknowledgment will confirm that such Holder of Existing Notes received and agrees to be bound by, and makes each of the representations and warranties contained in, this Consent and Letter of Transmittal, and that the Issuers may enforce this Consent and Letter of Transmittal against such Holder of Existing Notes. Timely delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer and Consent Solicitation in lieu of execution and delivery of this Consent and Letter of Transmittal by the DTC participant identified in the Agent's Message.




Accordingly, this Consent and Letter of Transmittal need not be completed by a Holder tendering through ATOP.

         Holders of Existing Notes who are unable to complete the procedures for physical delivery of certificates evidencing Existing Notes or book-entry transfer of their Existing Notes into the Exchange Agent's account at DTC prior to the Consent Time or the Expiration Time, as desired, must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer and Consent Solicitation--Procedures for Tendering Existing Notes and Delivering Consents--Guaranteed Delivery."

         List below the Existing Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes (in denominations of $1,000 principal amount or any integral multiple thereof) should be listed on a separate schedule signed in accordance with Instructions 4 and 5 and affixed hereto.


                                    DESCRIPTION OF EXISTING NOTES

                                                                                                       (3)
                                                                           (2)                 Aggregate Principal
                                                 (1)               Aggregate Principal      Amount of Existing Notes
   Name and Address of Registered       Certificate Number(s)       Amount of Existing      Tendered and as to which
               Holder                  (Delivered Herewith) *             Notes              Consent is Delivered**



* Need not be completed if Existing Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing Notes indicated in column 2. A tendering Holder is required to consent to the Proposed Waivers and Amendments and will be deemed to have consented by so tendering. Existing Notes tendered hereby must be in denominations of $1,000 principal amount or any integral multiple thereof.

-------------------------------------------------------------------------------

         |_| CHECK HERE IF CERTIFICATES REPRESENTING TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

         |_|      CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED
                  BY BOOK- ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY
                  THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
                           Name of Tendering Institution:  ____________________

                           Account Number:  ___________________________________

                           Transaction Code Number:  __________________________

         |_| CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY
                  SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
                      Name(s) of Registered Holder(s):  _______________________
                      Window Ticket Number (if any):  _________________________
                      Date of Execution of Notice of Guaranteed Delivery: ____ Name of Institution Which Guaranteed Delivery: _________

                      If Delivered by Book-Entry Transfer, Complete the
                      Following:
                      Account Number:  ________________________________________
                      Transaction Code Number:  _______________________________




                   NOTE: SIGNATURE MUST BE PROVIDED BELOW

            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         By execution hereof, the undersigned acknowledges that it has received the Offering Circular and this Consent and Letter of Transmittal, which together constitute the Issuers' Exchange Offer of, at the Holder's election, either (i) $935 principal amount of New Notes for each $1,000 principal amount of Existing Notes, and $55 principal amount of New Notes for all of the accrued but unpaid interest on the Existing Notes through the date of the Exchange Offer, or (ii) $573.63 principal amount of New Notes and $46.38 in cash for each $1,000 principal amount of Existing Notes, and $33.74 principal amount of New Notes for all of the accrued but unpaid interest on the Existing Notes through the date of the Exchange Offer, and the related Consent Solicitation with respect to the Proposed Waivers and Amendments.

         Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, the undersigned hereby (i) tenders to the Issuers pursuant to the Exchange Offer the aggregate principal amount of Existing Notes indicated in the table on the previous page and (ii) consents pursuant to the Consent Solicitation to the Proposed Waivers and Amendments to the Existing Indenture with respect to the aggregate principal amount of such Existing Notes. Subject to, and effective upon, consummation of the Exchange Offer and Consent Solicitation and the acceptance of the Existing Notes tendered (and the related Consents delivered) hereby, the undersigned hereby: (i) irrevocably sells, assigns and transfers to or upon the order of the Issuers all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned's status as a Holder of, the Existing Notes being tendered pursuant to this Consent and Letter of Transmittal; (ii) waives any and all rights with respect to the Existing Notes tendered (other than the right to receive the Exchange Offer Consideration Option indicated below in exchange therefor); and (iii) releases and discharges the Issuers from any and all claims such Holder may have, now or in the future, arising out of or related to such Existing Notes. The undersigned acknowledges and agrees that the tender of Existing Notes may not be withdrawn (and the delivery of the related Consents may not be revoked) except in accordance with the procedures set forth in the Offering Circular.

         If the undersigned is a party to the Exchange Agreement as among the Issuers, Consoltex Holdings, Inc., AIP/CGI, Inc., Franklin Income Fund, Franklin Income Securities Fund, Franklin Templeton Investments Fund and Franklin High Yield Fund, dated as of December 11, 2001 or to the Exchange Agreement as among the Issuers, Consoltex Holdings, Inc., AIP/CGI, Inc., ML CBO III (Cayman) Ltd., ML CBO III (Delaware) Corp., ML CBO VI (Cayman) Ltd., ML CBO VI (Delaware) Corp., ML CBO VII (Cayman) Ltd., ML CBO VII (Delaware) Corp., Indosuez Capital Asset Advisors, Inc., Oppenheimer High Yield Fund, Oppenheimer Multi-Sector Income Trust and CIGNA CDO 1996-1 Ltd. dated as of December 11, 2001 (the "Exchange Agreements"), the undersigned acknowledges that by tendering Existing Notes the undersigned agrees that the form of supplemental indenture included with the Offering Circular and the form of indenture governing the New Notes are substantially in the forms attached as exhibits to the respective Exchange Agreement to which the undersigned is a party.

         The undersigned represents and warrants that the undersigned (i) has full power and authority to tender, exchange, sell, assign and transfer all right, title and interest in and to the Existing Notes tendered hereby and to acquire the Exchange Offer Consideration Option indicated below issuable upon the exchange of such Existing Notes and that, when and if the Existing Notes tendered hereby are accepted for exchange, the Issuers will acquire good and unencumbered title to the tendered Existing Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, and (ii) has full power and authority to consent to the Proposed Waivers and Amendments.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to such tendered Existing Notes (and the related Consents), with full power of substitution to, among other things, cause the Existing Notes to be assigned, transferred and exchanged, all in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation as described in the Offering Circular.

         The Exchange Offer and Consent Solicitation are subject to certain conditions as set forth in the Offering Circular under the caption "The Exchange Offer and Consent Solicitation--Conditions to the Exchange Offer and Consent Solicitation." These conditions include, among other things:
(1) receipt of the Minimum Consent and the Minimum Tender, (2) execution and delivery of the Supplemental Indenture, (3) execution of the Proposed New Credit Facility and (4) other customary conditions. The undersigned recognizes that as a result of these conditions (which may be waived by the Issuers, in whole or in part, in the sole discretion of the Issuers), as more particularly set forth in the Offering Circular, the Issuers may not be required to accept all or any of the Existing Notes tendered (or the related Consents delivered) hereby.

         The undersigned acknowledges and agrees that, by the execution and delivery of this Consent and Letter of Transmittal, the undersigned hereby grants written consent to the Proposed Waivers and Amendments to the Existing Indenture with respect to the aggregate principal amount of Existing Notes tendered hereby and also hereby consents to the execution of the Supplemental Indenture to the Existing Indenture implementing the Proposed Waivers and Amendments. The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offering Circular and this Consent and Letter of Transmittal. The undersigned understands that although the Supplemental Indenture will have been executed by the parties thereto, the Supplemental Indenture will not become operative until the validly tendered Existing Notes are accepted by the Issuers and the Exchange Offer is consummated. If the Exchange Offer is terminated or withdrawn, or if no Existing Notes are accepted for payment, the Supplemental Indenture will not become operative.

         The undersigned understands that to tender Existing Notes in the Exchange Offer, the undersigned must also consent to the Proposed Waivers and Amendments, and that Holders who validly tender Existing Notes pursuant to the Exchange Offer will be deemed to have delivered their Consent to the Proposed Waivers and Amendments with respect to the Existing Notes tendered. Similarly, the undersigned understands that to deliver a Consent to the Proposed Waivers and Amendments, the undersigned must tender its Existing Notes.

         The undersigned understands that Existing Notes tendered prior to the Consent Time may be withdrawn (and the related Consents thereby revoked) by written notice of withdrawal (or a properly transmitted "Request Message" through ATOP) received by the Exchange Agent at any time at or prior to the Consent Time, but not thereafter. The undersigned understands that Existing Notes tendered after the Consent Time may be withdrawn (and the related Consents thereby revoked) by written notice of withdrawal (or a properly transmitted "Request Message" through ATOP) received by the Exchange Agent at any time at or prior to the Expiration Time. A previously delivered Consent may be revoked only by withdrawing the tender of the Existing Notes to which such Consent relates in accordance with the procedures set forth in the Offering Circular and this Consent and Letter of Transmittal. A valid withdrawal of a previous tender of Existing Notes will be deemed to revoke the related Consent. In the event of a termination of the Exchange Offer, any Consent will automatically be deemed revoked, and the certificates representing Existing Notes tendered pursuant to the Exchange Offer will be returned to the tendering Holders promptly or, in the case of Existing Notes tendered by book-entry delivery, such Existing Notes will be credited to the account maintained at DTC from which such Existing Notes were delivered. If the Exchange Offer is terminated, Holders will not receive any Exchange Offer Consideration.

         The undersigned understands that the Issuers will not be required to accept any tender of Existing Notes (or delivery of related Consents) and may terminate or amend either or both of the Exchange Offer and Consent Solicitation, if at any time prior to the consummation thereof, the Issuers determine in their reasonable judgment that certain events specified in the Offering Circular that would adversely affect the Exchange Offer, the Consent Solicitation, the Proposed Waivers and Amendments or the Holders of the Existing Notes have or have not occurred, or are or are not likely to occur.

         The undersigned understands that tenders of Existing Notes (and deliveries of the related Consents) pursuant to any of the procedures described in the Offering Circular and in the instructions in this Consent and Letter of Transmittal and the acceptance of such Existing Notes (and such related Consents) by the Issuers will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation. For purposes of the Exchange Offer and Consent Solicitation, the undersigned understands that validly tendered Existing Notes (and validly delivered Consents), or defectively tendered Existing Notes (or defectively delivered Consents) with respect to which the Issuers have, or have caused to be, waived such defect, will be deemed to have been accepted by the Issuers if, as and when the Issuers give verbal or written notice of such acceptance to the Exchange Agent.

         The undersigned understands that the delivery and surrender of any Existing Notes is not effective, and the risk of loss of the Existing Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Consent and Letter of Transmittal, or a copy hereof, properly completed and duly executed, or a properly transmitted "Agent's Message" through DTC's ATOP system, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Issuers. All questions as to the form of all documents and the validity of any tender of Existing Notes or delivery of related Consents (including time of receipt) and acceptance of tenders and Consents and withdrawals of Existing Notes and revocation of related Consents will be determined by the Issuers, in the Issuers' sole judgment (although the Issuers may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding.

         The undersigned acknowledges and agrees that issuance of New Notes to a DTC account designated herein by the undersigned in exchange for validly tendered Existing Notes that are accepted in the Exchange Offer will be made as promptly as practicable after the date on which we accept Existing Notes for exchange.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the tender, exchange, sale, assignment and transfer of the Existing Notes tendered or to perfect the undersigned's consent pursuant to the Consent and Letter of Transmittal. All authority conferred or agreed to be conferred in this Consent and Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn (and the delivery of the related Consents thereby revoked) only in accordance with the procedures set forth in "The Exchange Offer and Consent Solicitation--Withdrawal Rights" section of the Offering Circular.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, the undersigned hereby requests that the selected Exchange Offer Consideration Option, and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged, be issued in the name of the undersigned, or in the case of a book-entry delivery of Existing Notes, that any unexchanged Existing Note be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions" below, the undersigned hereby requests delivery of the selected Exchange Offer Consideration Option, and, if applicable substitute certificates representing Existing Notes for any Existing Notes not exchanged, to the address shown above in the table entitled "Description of Existing Notes."

         In the event that the "Special Issuance Instructions" box is completed, the undersigned hereby understands and acknowledges that any certificates representing Existing Notes tendered but not accepted in the Exchange Offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that the Issuers have no obligation pursuant to the "Special Issuance Instructions" box to transfer any Existing Notes from the name(s) of the registered Holders thereof to the person indicated in such box, if the Issuers do not accept any Existing Notes so tendered. The undersigned acknowledges and agrees that the Issuers and the Exchange Agent may, in appropriate circumstances, defer effecting transfer of Existing Notes, and may retain such Existing Notes, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

         Your bank or broker can assist you in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the final page of this Consent and Letter of Transmittal. See Instruction 14 below.




         THE UNDERSIGNED, BY COMPLETING THE TABLE ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS CONSENT AND LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES, AS SET FORTH IN SUCH TABLE ABOVE.



                      PLEASE READ THIS ENTIRE CONSENT AND LETTER OF TRANSMITTAL
                            CAREFULLY BEFORE COMPLETING THE TABLE ABOVE.

-------------------------------------------------------           ------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
           (See Instructions 4, 5, 6 and 9)                             (See Instructions 4, 5, 6 and 9)

     To be completed ONLY if certificates for Existing                 To be completed ONLY if certificates for
Notes are exchanged and/or the applicable Exchange                Existing Notes are exchanged and/or the applicable
Offer Consideration Option to be issued in the name               Exchange Offer Consideration Option to be
of someone other than the person or persons whose                 delivered to someone other than the person or
signature(s) appear(s) on this Consent and Letter of              persons whose signature(s) appear(s) on this Consent
Transmittal above, or if Existing Notes delivered by              and Letter of Transmittal above or to such person or
book-entry transfer which are not accepted for                    persons at an address other than that shown in the
exchange are to be returned by credit to an account               table entitled "Description of Existing Notes" above.
maintained at DTC other than the account indicated
above.
                                                                  Mail: (please check one or more)
Issue: (please check one or more)                                 |_|   Exchange Offer Consideration Option
|_|   Exchange Offer Consideration Option                         |_|   Existing Notes
|_|   Existing Notes                                              to:
in the name of:
                                                                  Name(s)___________________________________
Name(s)____________________________________                                       (Please Type or Print)
                (Please Type or Print)
                                                                  __________________________________________
___________________________________________                                       (Please Type or Print)
                (Please Type or Print)
                                                                  Address___________________________________
Address____________________________________                       __________________________________________
___________________________________________                       __________________________________________
___________________________________________                                             (Zip Code)
                      (Zip Code)

TIN________________________________________
              (Social Security Number or
            Employer Identification Number)

|_| Credit unexchanged Existing Notes delivered by book-entry transfer to DTC account set forth below.

________________________________________________
          (DTC Account Number, if applicable)

-------------------------------------------------------           ------------------------------------------------------





                   EXCHANGE OFFER CONSIDERATION ELECTION
                            (See Instruction 3.)

Please select the Exchange Offer Consideration you wish to receive for each $1,000 principal amount of Existing Notes you tender:

OPTION 1

|_| $935 principal amount of New Notes and $55 principal amount of New Notes for all of the accrued but unpaid interest on the Existing Notes through the date of the Exchange Offer.

OPTION 2

|_| $573.63 principal amount of New Notes and $46.38 in cash, and $33.74 principal amount for all of the accrued but unpaid interest on the Existing Notes through the date of the Exchange Offer.

HOLDERS TENDERING EXISTING NOTES PURSUANT TO THIS CONSENT AND LETTER OF TRANSMITTAL THAT FAIL TO MAKE A CONSIDERATION ELECTION WILL BE DEEMED TO HAVE ELECTED OPTION 1 AND WILL RECEIVE THE CONSIDERATION DESCRIBED UNDER OPTION 1 IN EXCHANGE FOR ALL SUCH EXISTING NOTES.


IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS CONSENT AND LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), OR AN AGENT'S MESSAGE PURSUANT TO DTC'S ATOP SYSTEM (TOGETHER WITH THE CERTIFICATES EVIDENCING EXISTING NOTES OR A BOOK-ENTRY CONFIRMATION, AS APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT AT/OR PRIOR TO THE CONSENT TIME OR THE EXPIRATION TIME, AS APPLICABLE.




                              PLEASE SIGN HERE
         (To Be Completed By All Tendering And Consenting Holders)

         By completing, executing and delivering this Consent and Letter of Transmittal, the undersigned hereby (l) consents to the Proposed Waivers and Amendments to the Existing Indenture and to the execution of the Supplemental Indenture implementing the Proposed Waivers and Amendments, and (2) tenders the principal amount of the Existing Notes listed above in the table labeled "Description of Existing Notes" under the column heading "Aggregate Principal Amount of Existing Notes Tendered and as to which Consent is Delivered" or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the Existing Notes described in such table.

x__________________________________________________, dated ________________2002

x__________________________________________________, dated ________________2002
Signature(s) of Owner

Area Code and Telephone Number ________________________________________________


         If a Holder is tendering Existing Notes, this Consent and Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s)________________________________________________________________________

_______________________________________________________________________________
(Please Type or Print)

Capacity:______________________________________________________________________

Address:_______________________________________________________________________

Tax Identification No:_________________________________________________________

SIGNATURE GUARANTEE
                                   (If Required by Instruction 5.)

Signature(s) Guaranteed by ____________________________________________________

an Eligible Guarantor Institution:_____________________________________________

                           (Authorized Signature)
_______________________________________________________________________________
                                  (Title)
_______________________________________________________________________________
                              (Name and Firm)

Dated:___________________________________________________________________, 2002

(Please Complete Accompanying Substitute Form W-9 Herein.  See Instruction 8.)
                                INSTRUCTIONS




         1. Delivery of this Consent and Letter of Transmittal and Existing Notes; Guaranteed Delivery Procedures. To tender Existing Notes (and thereby deliver the related Consents), a properly completed and duly executed copy or manually signed facsimile of this Consent and Letter of Transmittal, or an Agent's Message in lieu of this Consent and Letter of Transmittal, together with physical delivery of certificates representing such Existing Notes or book-entry delivery of such Existing Notes to the account of the Exchange Agent at DTC, in each case, along with any other documents required by this Consent and Letter of Transmittal and by the Offering Circular, shall be received by the Exchange Agent at the Exchange Agent's address set forth herein, prior to the Consent Time or the Expiration Time, as applicable

         The method of delivery of this Consent and Letter of Transmittal, and all other required documents to the Exchange Agent, including delivery through DTC and any acceptance of an Agent's Message transmitted through DTC'S ATOP, is at the election and risk of the tendering Holder. If such delivery is made by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested and that sufficient time should be allowed to assure timely delivery. Holders tendering Existing Notes through DTC'S ATOP system must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC. No alternative, conditional or contingent tenders of Existing Notes or deliveries of Consents will be accepted. Except as otherwise provided below, delivery will be made when actually received by the Exchange Agent. This Consent and Letter of Transmittal and any other required documents should be sent only to the Exchange Agent, not to the Issuers or DTC.

         To tender your Existing Notes in the Exchange Offer, you must also consent to the Proposed Waivers and Amendments. Holders who validly tender Existing Notes pursuant to the Exchange Offer will be deemed to have delivered their Consent to the Proposed Waivers and Amendments with respect to the Existing Notes tendered. Similarly, to deliver a Consent to the Proposed Waivers and Amendments, you must tender your Existing Notes.

         Holders whose certificates for Existing Notes are not lost but are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Consent Time or the Expiration Time, as applicable, or who cannot complete the procedures for book-entry transfer on or prior to the Consent Time or the Expiration Time, as applicable, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in the Offering Circular under the section "The Exchange Offer and Consent Solicitation--Procedures for Tendering Existing Notes and Delivering Consents" and in the enclosed Notice of Guaranteed Delivery.

         For more information see "The Exchange Offer and Consent
Solicitation" in the Offering Circular.

         2. Partial Tenders (not applicable to Holders who tender by book-entry transfer). If a Holder wishes to tender and consent with respect to less than the entire principal amount evidenced by any Existing Notes submitted, such Holder must fill in the principal amount that is to be tendered in the table above labeled "Description of Existing Notes" under the column heading "Aggregate Principal Amount of Existing Notes Tendered and as to which Consent is Delivered." In the case of a partial tender of Existing Notes, as soon as practicable after the consummation of the Exchange Offer, new certificates for the remainder of Existing Notes that were evidenced by such Holder's old certificates will be sent to such Holder, unless otherwise provided in the table above labeled "Special Delivery Instructions" of this Consent and Letter of Transmittal. The entire principal amount that is represented by tendered Existing Notes delivered to the Exchange Agent will be deemed to have been tendered, and the tendering Holder will be deemed to have consented to the Proposed Waivers and Amendments to the Existing Indenture with respect to such entire principal amount, unless otherwise indicated.

         3. Consideration Election. Holders tendering Existing Notes must make a consideration election with respect to such Existing Notes. Holders tendering Existing Notes that fail to make a consideration election will be deemed to have elected Option 1 and will receive the consideration described as "Option 1" in this Consent and Letter of Transmittal. Holders tendering Existing Notes may only make one election for the entire principal amount of Existing Notes tendered pursuant to the Exchange Offer. Holders tendering Existing Notes may change their choice of consideration options at any time at or prior to the Expiration Time.

         4. Signatures on this Consent and Letter of Transmittal; Bond Powers and Endorsements. This Consent and Letter of Transmittal must be signed by or on behalf of the registered Holder(s) of the Existing Notes tendered hereby. The signature(s) on this Consent and Letter of Transmittal must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such Holder of Existing Notes is a participant, without alteration or enlargement or any change whatsoever. In all other cases, all signatures on Consents and Letters of Transmittal must be guaranteed by a Medallion Signature Guarantor.

         If any of the Existing Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Consent and Letter of Transmittal. If any tendered Existing Notes are registered in client names on several certificates, it will be necessary to complete, sign, and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which such Existing Notes are held.

         If this Consent and Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority so to act must be submitted with this Consent and Letter of Transmittal.

         5. Guarantee of Signatures. If this Consent and Letter of Transmittal is not signed by the Holder, the Holder must transmit a separate, properly completed power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (defined below).

         An Eligible Guarantor Institution (as defined in Rule l7Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), means:

         (i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

         (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Act;

         (iii) Credit unions (as that term is defined in Section l9(b)(1)(A) of the Federal Reserve Act);

         (iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Act; and

         (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

         For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: For a change in name by marriage, etc., this Consent and Letter of Transmittal should be signed, e.g., "Mary Doe, now by marriage, Mary Jones." For a correction in name, this Consent and Letter of Transmittal should be signed, e.g., "James
E. Brown, incorrectly inscribed as J. E. Brown." In any such case, the signature on this Consent and Letter of Transmittal must be guaranteed as provided above, and the Holder must complete the Special Issuance Instructions and Special Delivery Instructions above.

         You should consult your own tax advisor as to possible tax consequences resulting from the issuance of New Notes in a name other than that of the registered holder(s) of the surrendered Existing Notes.

         Signatures on this Consent and Letter of Transmittal need not be guaranteed by an Eligible Guarantor Institution, provided Existing Notes are tendered: (1) by a registered Holder of Existing Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC's system whose name appears on a security position listing as the Holder of such Existing Notes) who has not completed the table entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Consent and Letter of Transmittal or (2) for the account of an Eligible Guarantor Institution.

         6. Special Issuance and Delivery Instructions. Holders tendering Existing Notes should indicate in the appropriate table above the name and address to which (l) New Notes or New Notes and cash issued pursuant to the Exchange Offer and/or (2) any substitute certificates evidencing Existing Notes not exchanged are to be issued ("Special Issuance Instructions") or sent ("Special Delivery Instructions") if different from the name or address of the person signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name and address of the person signing this Consent and Letter of Transmittal.

         7. Validity of Surrender; Irregularities. All questions as to the validity, form, eligibility, time of receipt and withdrawal of the tendered Existing Notes (and related Consents) will be determined by us in our sole discretion, which determination will be final and binding. We reserve the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes which, if accepted, would, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any irregularities or conditions of tender as to particular Existing Notes.

         8. Taxpayer Identification Number and Backup Withholding. Federal income tax law generally requires that a tendering Holder whose Existing Notes are accepted for exchange must provide us (as payor), or the paying agent designated by us to act on our behalf (the "Payor") with such Holder's correct Taxpayer Identification Number ("TIN"), which, in the case of a Holder who is an individual, is his or her social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding may be imposed upon the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

         To prevent backup withholding, each tendering Holder of Existing Notes must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, which requires a tendering Holder to certify, under penalties of perjury, (1) that the TIN provided is correct (or that such Holder is awaiting a TIN), (2) that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that he is no longer subject to backup withholding, and (3) that the Holder is a U.S. person.

         Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status" signed under penalty of perjury attesting to such exempt status. Such forms may be obtained from the Payor.

         If the Existing Notes are held in more than one name or are not in the same name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

         If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

         9. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to the Issuers or the Issuers' order pursuant to the Exchange Offer and the exchange of New Notes or New Notes and cash therefor. If, however, the selected Exchange Offer Consideration Option and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of Existing Notes tendered pursuant to this Consent and Letter of Transmittal, or if tendered Existing Notes are registered in the name of any person other than the person signing this Consent and Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Issuers or the Issuers' order pursuant to the Exchange Offer, then the amount of any such transfer taxes, whether imposed on the registered Holder or any other persons, will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.
         Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Consent and Letter of Transmittal.

         10. Waiver of Conditions. We reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Offering Circular in our reasonable discretion in accordance with the terms in the Offering Circular and this Consent and Letter of Transmittal. See "The Exchange Offer and Consent Solicitation--Conditions of the Exchange Offer and Consent Solicitation."

         11. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Consent and Letter of Transmittal (or a manually signed facsimile hereof), shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

         Neither of the Issuers, nor the Exchange Agent, nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes (or delivery of Consents) nor shall any of them incur any liability for failure to give any such notice.

         12. Mutilated, Lost, Stolen or Destroyed Existing Notes. If your Existing Note certificate(s) have been lost, stolen or destroyed, such should be indicated in the table entitled "Description of Existing Notes" in this Consent and Letter of Transmittal. In such event, the Exchange Agent will forward additional documentation, including an affidavit of loss and an indemnity bond, necessary to be completed in order to tender such lost, stolen or destroyed Existing Note certificate(s). You will not be entitled to exchange your lost, stolen or destroyed Existing Note certificate(s) unless you deliver to the Exchange Agent the properly completed and signed affidavit of loss and post the indemnity bond in an amount reasonably determined by the Issuers as indemnity against any claim that may be made against the Issuers with respect to such certificate(s).

         13. Withdrawal Rights and Revocation of Consents. Existing Notes tendered prior to the Consent Time may be withdrawn (and the related Consents thereby revoked) at any time at or prior to the Consent Time, but not thereafter. Existing Notes tendered after the Consent Time may be withdrawn (and the related Consents thereby revoked) at any time at or prior to the Expiration Time. A previously delivered Consent may be revoked only by withdrawing the tender of the Existing Notes to which such Consent relates in accordance with the procedures set forth in the Offering Circular and the Consent and Letter of Transmittal. A valid withdrawal of a previous tender of Existing Notes will be deemed to revoke the related Consent.

         For a withdrawal of a tender of Existing Notes (and the revocation of the related Consents) to be effective, a written notice of withdrawal delivered by hand, overnight courier or mail, or a manually signed facsimile transmission, or a properly transmitted "Request Message" through DTC's ATOP system, must be received by the Exchange Agent at the address set forth above prior to the Consent Time or the Expiration Time, as applicable. Any such notice of withdrawal must (l) specify the name of the person having tendered the Existing Notes to be withdrawn, (2) identify the Existing Notes to be withdrawn, including the principal amount of such Existing Notes, (3) in the case of Existing Notes tendered by book-entry transfer, specify the number of the account at DTC from which the Existing Notes were tendered and specify the name and number of the account at DTC to be credited with the properly withdrawn Existing Notes and otherwise comply with the procedures of such facility, (4) contain a statement that such Holder is withdrawing its election to have such Existing Notes exchanged for the applicable Exchange Offer Consideration Option, (5) other than a notice transmitted through DTC's ATOP system, be signed by the Holder in the same manner as the original signature on the Consent and Letter of Transmittal by which such Existing Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the Existing Notes register the transfer of such Existing Notes in the name of the person withdrawing the tender and (6) specify the name in which such Existing Notes are registered, if different from the person who tendered such Existing Notes.

         All questions as to the validity, form, eligibility and time of receipt of such notices will be determined by us, and our determination shall be final and binding on all parties. Any Existing Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer (and no Consents will be deemed to have been delivered for purposes of the Consent Solicitation), and no consideration will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered thereafter. Any Existing Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the tendering Holder thereof without cost to such Holder or, in the case of Existing Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth under "The Exchange Offer and Consent Solicitation-Procedure for Tendering Existing Notes and Delivering Consents" in the Offering Circular, such Existing Notes will be credited to an account maintained with DTC for the Existing Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer, and in either case, the Holder thereof shall not receive any consideration. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to the Consent Time or the Expiration Time, as applicable.

         14. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Circular and this Consent and Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at the addresses and telephone numbers indicated herein or to Consoltex Inc., 8555 Route Transcanadienne, Saint-Laurent, Quebec H4S 1Z6, Canada, attention Paul J. Bamatter. The telephone number for Consoltex Inc. is (514) 333-8800.




                     TO BE COMPLETED BY ALL TENDERING HOLDERS OF EXISTING NOTES
                            (See Instruction 8)
___________________________________________________________________________________________________________________
PAYOR'S NAME:  U.S. BANK, N. A., as Paying Agent

SUBSTITUTE                              Part 1-PLEASE PROVIDE YOUR              TIN___________________________
Form W-9                                TIN IN THE BOX AT RIGHT AND                     (Social Security Number
                                        CERTIFY BY SIGNING AND                                or Employer
                                        DATING BELOW                                    Identification Number)

Department of                           Part 2-FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
the Treasury                            (SEE INSTRUCTIONS)
Internal Revenue Service

Payor's Request for Taxpayer            Part 3-CERTIFICATION-UNDER PENALTIES OF PERJURY, I CERTIFY
Identification Number ("TIN")           THAT (1) The number shown on this form is my
and Certification                       correct TIN (or I am waiting for a number to be issued to
                                        me), (2) I am not subject to backup withholding because:
                                        (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S.
                                        Person (including a U.S. resident alien). The Internal Revenue
                                        Service does not require your consent to any provision of this document other than the certification required to avoid
                                        backup withholding.



                                        SIGNATURE _______________________________ DATE ______________

___________________________________________________________________________________________________________________
         You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.





   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                    IN PART 1 OF THE SUBSTITUTE FORM W-9





           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number by the time of payment of all reportable payments made to me thereafter will be subject to backup withholding until I provide a number.


-----------------------------------------     --------------------------------
          SIGNATURE                                     DATE





NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF ANY REPORTABLE PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.




                               The Exchange Agent for the Exchange Offer and Consent Solicitation is:

                                                       U.S. Bank, N.A.


     By Hand and Overnight Courier:            By Registered or Certified Mail:                    By Facsimile:
    180 East Fifth Street, 4th Floor           180 East Fifth Street, 4th Floor                   (651) 244-8600
          Saint Paul, MN 55101                       Saint Paul, MN 55101
        Attn: Default Processing                   Attn: Default Processing


                                                                                             To Confirm by Telephone:
                                                                                             (800) 934-6802, option 5

         DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.